Exhibit 10.2

Execution Version

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of May 15, 2026 (this “Agreement”), to the Financing Agreement referred to below is entered into by and among EagleRock Land Operating, LLC, a Texas limited liability company (the “New Parent”), the Borrowers (as defined below), the Guarantors (as defined below), TCW Asset Management Company LLC, a Delaware limited liability company (“TCW”), as collateral agent for the Lenders (as defined below) (in such capacity, together with any successors and assigns, if any, the “Collateral Agent”), and TCW, as administrative agent for the Lenders (in such capacity, together with any permitted successors and assigns, if any, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

WHEREAS, Lea & Eddy Holdings, LLC, a Texas limited liability company (“Lea & Eddy Holdings”), each subsidiary of Lea & Eddy Holdings listed as a “Borrower” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), and the Agents have entered into that certain Financing Agreement, dated as of April 4, 2024 (such agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by the Sixth Amendment (as defined below), the “Financing Agreement”), pursuant to which the Lenders have agreed to make certain term loans and revolving loans (each a “Loan” and collectively the “Loans”), to the Borrowers;

WHEREAS, pursuant to each Guaranty entered into in connection with the Financing Agreement, the Borrowers’ obligation to repay the Loans and all other Obligations are guaranteed, jointly and severally, by the Guarantors;

WHEREAS, pursuant to that certain Sixth Amendment to the Financing Agreement, dated as of May 4, 2026 (the “Sixth Amendment”), by and among Lea & Eddy Holdings, the Borrowers and Guarantors party thereto, the Agents, and the Lenders party thereto, the Agents and Lenders have agreed to replace Lea & Eddy Holdings in its capacities as “Parent” and a “Guarantor” under the Loan Documents with New Parent;

WHEREAS, pursuant to Section 5(a)(i) of the Sixth Amendment, the New Parent is required to become the “Parent” and a “Guarantor” under the Loan Documents by, among other things, executing and delivering this Agreement to the Agents and the Lenders; and

WHEREAS, the New Parent has determined that the execution, delivery and performance of this Agreement directly benefit, and are within the corporate purposes and in the best interests of the New Parent.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Reference is hereby made to the Financing Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

SECTION 2. Joinder of New Parent. Pursuant to Section 5(a)(i) of the Sixth Amendment, by its execution of this Agreement, the New Parent hereby agrees that, from and after the effective date of this Agreement, the New Parent shall be a party to the Financing Agreement and shall be bound as the Parent and a Guarantor by all the provisions thereof and shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth therein and applicable to the Parent and the Guarantors, as applicable, including, without limitation, the guaranty of the Obligations made by the Guarantors jointly and severally, in favor of the Agents and the Lenders pursuant to the Guaranty in Article XI of the Financing Agreement (subject in each case to the limitations set forth in Section 11.07 of the Financing Agreement). The New Parent hereby agrees that from and after the effective date of this Agreement and the occurrence of the Sixth Amendment Effective Date each reference to the “Parent” or “Guarantor” or a “Loan Party” and each reference to the “Guarantors” or the “Loan Parties” in the Financing Agreement and any other Loan Document shall include the New Parent. The New Parent acknowledges that it has received a copy of the Financing Agreement and each other Loan Document and that it has read and understands the terms thereof.

SECTION 3. Effectiveness. This Agreement shall become effective upon its execution by the Collateral Agent and receipt by the Collateral Agent of counterparts to this Agreement, duly executed by the Borrowers, each Guarantor and the New Parent.

SECTION 4. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand, sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telecopier, if to any Borrower, any Guarantor, any Lender or any Agent, to it at its address specified in the Financing Agreement; or as to any such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 4. All such notices and other communications shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail; provided, that (i) notices sent by overnight courier service shall be deemed to have been given when received and (ii) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), provided, further that notices to any Agent pursuant to Article II of the Financing Agreement shall not be effective until received by such Agent.

SECTION 5. General Provisions.

(a) Except as supplemented hereby, the Financing Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Financing Agreement or any other Loan Document or (ii) to prejudice any right or rights which the Agents or the Lenders may now have or may have in the future under or in connection with the Financing Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(b) The New Parent hereby expressly (i) authorizes the Collateral Agent to file appropriate financing statements or continuation statements, and amendments thereto, in such office or offices as may be necessary or reasonably requested by the Collateral Agent to perfect the Liens to be created by this Agreement and each of the Loan Documents and (ii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing or continuation statements or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c) The terms and conditions of Section 12.04 of the Financing Agreement are incorporated herein, mutatis mutandis.

(d) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents shall be deemed to include electronic signatures or electronic records each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signature in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(e) Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f) GOVERNING LAW; CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE; WAIVER OF JURY TRIAL, ETC. THE TERMS AND CONDITIONS OF SECTIONS 12.09, 12.10 AND 12.11 OF THE FINANCING AGREEMENT ARE INCORPORATED HEREIN, MUTATIS MUTANDIS.

(g) This Agreement, together with the Financing Agreement and the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

(h) This Agreement constitutes a “Loan Document” under and as defined in the Financing Agreement and is subject to the terms and provisions therein regarding Loan Documents.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

DESERT RAM HOLDINGS, LLC,
as Administrative Borrower

By:	/s/ Neal Shah
Name: Neal Shah
Title: President, Chief Financial Officer

ACCELERATED WATER RESOURCES, LLC,
as a Borrower

By:	/s/ Neal Shah
Name: Neal Shah
Title: President, Chief Financial Officer

[Signature Page to Joinder Agreement]

GUARANTORS:

DESERT RAM SOUTH, INCORPORATED

By:	/s/ Neal Shah
Name: Neal Shah
Title: President, Chief Financial Officer

DESERT RAM SOUTH RANCH, INC. (F/K/A NGL SOUTH RANCH, INC.)

By:	/s/ Neal Shah
Name: Neal Shah
Title: President, Chief Financial Officer

DESERT RAM NORTH RANCH, LLC (F/K/A NGL NORTH RANCH, LLC)

By:	/s/ Neal Shah
Name: Neal Shah
Title: President, Chief Financial Officer

HYDROSOURCE LOGISTICS WASTE MANAGEMENT, LLC

By:	/s/ Neal Shah
Name: Neal Shah
Title: President, Chief Financial Officer

[Signature Page to Joinder Agreement]

LIMESTONE BASIN PROPERTIES RANCH, LLC

By:	/s/ Neal Shah
Name: Neal Shah
Title: President, Chief Financial Officer

BASIN PROPERTIES RANCHES, LLC

By:	/s/ Neal Shah
Name: Neal Shah
Title: President, Chief Financial Officer

AWR EQUIPMENT, LLC

By:	/s/ Neal Shah
Name: Neal Shah
Title: President, Chief Financial Officer

ACCELERATED SWD, LLC

By:	/s/ Neal Shah
Name: Neal Shah
Title: President, Chief Financial Officer

[Signature Page to Joinder Agreement]

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

TCW ASSET MANAGEMENT COMPANY LLC, as Administrative Agent and Collateral Agent

By:	/s/ Ryan Carroll
Name: Ryan Carroll
Title: Managing Director

[Signature Page to Joinder Agreement]

NEW PARENT:

EAGLEROCK LAND OPERATING, LLC, as New Parent

By:	/s/ Neal Shah
Name: Neal Shah
Title: President, Chief Financial Officer

[Signature Page to Joinder Agreement]